                                                                Exhibit 99.1


                                             WESTINGHOUSE ELECTRIC CORPORATION
                                                    SEGMENT INFORMATION
                                                  1995 AND 1994 BY QUARTER
                                                ($ in millions)  (unaudited)

                                          Three Months Ended             Three Months Ended               Six Months Ended
                                              March 31                        June 30                          June 30
                                      1995      1994    % Change      1995      1994    % Change      1995       1994     % Change
                                      ----      ----    --------      ----      ----    --------      ----       ----     --------
TOTAL BROADCASTING:
  TV AND NETWORK
   Orders                               85        80        6.3%       105        98        7.1%       190        178        6.7%
   Backlog                               -         -          -          -         -          -          -          -          -
   Sales                                85        80        6.3%       105        98        7.1%       190        178        6.7%
   Operating Profit (Loss)              26        22       18.2%        42        35       20.0%        68         57       19.3%
   OP (Loss) without Special Items      26        22       18.2%        42        35       20.0%        68         57       19.3%
     OP Margin w/o Special Items      30.6%     27.5%       N/A       40.0%     35.7%       N/A       35.8%      32.0%       N/A
   Depreciation & Amortization           3         2       50.0%         2         3      -33.3%         5          5        0.0%
   Capital Expenditures                  0         2     -100.0%         3         4      -25.0%         3          6      -50.0%
   EBITDA without Special Items         29        24       20.8%        44        38       15.8%        73         62       17.7%

  RADIO
   Orders                               51        46       10.9%        59        56        5.4%       110        102        7.8%
   Backlog                               -         -          -          -         -          -          -          -          -
   Sales                                51        46       10.9%        59        56        5.4%       110        102        7.8%
   Operating Profit (Loss)               7         7        0.0%        16        14       14.3%        23         21        9.5%
   OP (Loss) without Special Items       7         7        0.0%        16        14       14.3%        23         21        9.5%
     OP Margin w/o Special Items      13.7%     15.2%       N/A       27.1%     25.0%       N/A       20.9%      20.6%       N/A
   Depreciation & Amortization           4         4        0.0%         4         4        0.0%         8          8        0.0%
   Capital Expenditures                  1         1        0.0%         1         2      -50.0%         2          3      -33.3%
   EBITDA without Special Items         11        11        0.0%        20        18       11.1%        31         29        6.9%

  OTHER BROADCASTING
   Orders                               36        36        0.0%        43        43        0.0%        79         79        0.0%
   Backlog                               -         -          -          -         -          -          -          -          -
   Sales                                36        36        0.0%        43        43        0.0%        79         79        0.0%
   Operating Profit (Loss)               0         3     -100.0%         5         7      -28.6%         5         10      -50.0%
   OP (Loss) without Special Items       0         3     -100.0%         5         7      -28.6%         5         10      -50.0%
     OP Margin w/o Special Items       0.0%      8.3%       N/A       11.6%     16.3%       N/A        6.3%      12.7%       N/A
   Depreciation & Amortization           2         2        0.0%         2         2        0.0%         4          4        0.0%
   Capital Expenditures                  1         3      -66.7%         2         3      -33.3%         3          6      -50.0%
   EBITDA without Special Items          2         5      -60.0%         7         9      -22.2%         9         14      -35.7%

  TOTAL BROADCASTING
   Orders                              172       162        6.2%       207       197        5.1%       379        359        5.6%
   Backlog                               -         -          -          -         -          -          -          -          -
   Sales                               172       162        6.2%       207       197        5.1%       379        359        5.6%
   Operating Profit (Loss)              33        32        3.1%        63        56       12.5%        96         88        9.1%
   OP (Loss) without Special Items      33        32        3.1%        63        56       12.5%        96         88        9.1%
     OP Margin w/o Special Items      19.2%     19.8%       N/A       30.4%     28.4%       N/A       25.3%      24.5%       N/A
   Depreciation & Amortization           9         8       12.5%         8         9      -11.1%        17         17        0.0%
   Capital Expenditures                  2         6      -66.7%         6         9      -33.3%         8         15      -46.7%
   EBITDA without Special Items         42        40        5.0%        71        65        9.2%       113        105        7.6%


                                               WESTINGHOUSE ELECTRIC CORPORATION
                                                       SEGMENT INFORMATION
                                                    1995 AND 1994 BY QUARTER
                                                  ($ in millions)  (unaudited)

                                         Three Months Ended             Three Months Ended                Six Months Ended
                                              March 31                        June 30                          June 30
                                      1995      1994    % Change      1995      1994    % Change      1995       1994     % Change
                                      ----      ----    --------      ----      ----    --------      ----       ----     --------
TOTAL POWER SYSTEMS:
  ENERGY SYSTEMS
   Orders                              377       372        1.3%       281       345      -18.6%       658        717       -8.2%
   Backlog                           3,397     3,386        0.3%     3,376     3,307        2.1%     3,376      3,307        2.1%
   Sales                               284       263        8.0%       332       357       -7.0%       616        620       -0.6%
   Operating Profit (Loss)               6         6        0.0%        27        42      -35.7%        33         48      -31.3%
   OP (Loss) without Special Items       6         6        0.0%        33        42      -21.4%        39         48      -18.8%
     OP Margin w/o Special Items       2.1%      2.3%       N/A        9.9%     11.8%       N/A        6.3%       7.7%       N/A
   Depreciation & Amortization          13        14       -7.1%        12        12        0.0%        25         26       -3.8%
   Capital Expenditures                  5         7      -28.6%         8         8        0.0%        13         15      -13.3%
   EBITDA without Special Items         19        20       -5.0%        45        54      -16.7%        64         74      -13.5%

  POWER GENERATION
   Orders                              579       463       25.1%       358       658      -45.6%       937      1,121      -16.4%
   Backlog                           2,939     2,185       34.5%     2,844     2,436       16.7%     2,844      2,436       16.7%
   Sales                               322       292       10.3%       440       395       11.4%       762        687       10.9%
   Operating Profit (Loss)             (31)      (24)     -29.2%       (13)       11     -218.2%       (44)       (13)    -238.5%
   OP (Loss) without Special Items     (31)      (24)     -29.2%       (13)       11     -218.2%       (44)       (13)    -238.5%
     OP Margin w/o Special Items      -9.6%     -8.2%       N/A       -3.0%      2.8%       N/A       -5.8%      -1.9%       N/A
   Depreciation & Amortization          11        12       -8.3%        12        12        0.0%        23         24       -4.2%
   Capital Expenditures                  4         8      -50.0%        14         7      100.0%        18         15       20.0%
   EBITDA without Special Items        (20)      (12)     -66.7%        (1)       23     -104.3%       (21)        11     -290.9%

  OTHER POWER SYSTEMS
   Orders                               (4)       (7)      42.9%        (9)      (19)      52.6%       (13)       (26)      50.0%
   Backlog                            (621)     (708)      12.3%      (606)     (696)      12.9%      (606)      (696)      12.9%
   Sales                               (37)      (31)     -19.4%       (28)      (37)      24.3%       (65)       (68)       4.4%
   Operating Profit (Loss)             (14)      (10)     -40.0%       (17)      (17)       0.0%       (31)       (27)     -14.8%
   OP (Loss) without Special Items     (14)      (10)     -40.0%       (17)      (17)       0.0%       (31)       (27)     -14.8%
     OP Margin w/o Special Items      37.8%     32.3%       N/A       60.7%     45.9%       N/A       47.7%      39.7%       N/A
   Depreciation & Amortization           0         0        N/A          0         0        N/A          0          0        N/A
   Capital Expenditures                  0         0        N/A          0         0        N/A          0          0        N/A
   EBITDA without Special Items        (14)      (10)     -40.0%       (17)      (17)       0.0%       (31)       (27)     -14.8%

  TOTAL POWER SYSTEMS
   Orders                              952       828       15.0%       630       984      -36.0%     1,582      1,812      -12.7%
   Backlog                           5,715     4,863       17.5%     5,614     5,047       11.2%     5,614      5,047       11.2%
   Sales                               569       524        8.6%       744       715        4.1%     1,313      1,239        6.0%
   Operating Profit (Loss)             (39)      (28)     -39.3%        (3)       36     -108.3%       (42)         8     -625.0%
   OP (Loss) without Special Items     (39)      (28)     -39.3%         3        36      -91.7%       (36)         8     -550.0%
     OP Margin w/o Special Items      -6.9%     -5.3%       N/A        0.4%      5.0%       N/A       -2.7%       0.6%       N/A
   Depreciation & Amortization          24        26       -7.7%        24        24        0.0%        48         50       -4.0%
   Capital Expenditures                  9        15      -40.0%        22        15       46.7%        31         30        3.3%
   EBITDA without Special Items        (15)       (2)    -650.0%        27        60      -55.0%        12         58      -79.3%



                                               WESTINGHOUSE ELECTRIC CORPORATION
                                                      SEGMENT INFORMATION
                                                   1995 AND 1994 BY QUARTER
                                                 ($ in millions)  (unaudited)

                                         Three Months Ended               Three Months Ended               Six Months Ended
                                              March 31                         June 30                          June 30
                                      1995      1994    % Change      1995       1994    % Change     1995       1994     % Change
                                      ----      ----    --------      ----       ----    --------     ----       ----     --------
  THERMO KING
   Orders                              312       248       25.8%       280       241       16.2%       592        489       21.1%
   Backlog                             316       223       41.7%       307       237       29.5%       307        237       29.5%
   Sales                               273       187       46.0%       284       225       26.2%       557        412       35.2%
   Operating Profit (Loss)              44        27       63.0%        47        37       27.0%        91         64       42.2%
   OP (Loss) without Special Items      44        27       63.0%        47        37       27.0%        91         64       42.2%
     OP Margin w/o Special Items      16.1%     14.4%       N/A       16.5%     16.4%       N/A       16.3%      15.5%       N/A
   Depreciation & Amortization           4         4        0.0%         4         3       33.3%         8          7       14.3%
   Capital Expenditures                  6         4       50.0%         6         3      100.0%        12          7       71.4%
   EBITDA without Special Items         48        31       54.8%        51        40       27.5%        99         71       39.4%

GOVERNMENT AND ENVIRONMENTAL
  SERVICES:
  GOVERNMENT OPERATIONS
   Orders                                4         6      -33.3%         9         7       28.6%        13         13        0.0%
   Backlog                              28        15       86.7%        27        14       92.9%        27         14       92.9%
   Sales                                24        24        0.0%        30        31       -3.2%        54         55       -1.8%
   Operating Profit (Loss)              15        14        7.1%        19        21       -9.5%        34         35       -2.9%
   OP (Loss) without Special Items      15        14        7.1%        19        21       -9.5%        34         35       -2.9%
     OP Margin w/o Special Items      62.5%     58.3%       N/A       63.3%     67.7%       N/A       63.0%      63.6%       N/A
   Depreciation & Amortization           0         0        N/A          0         1     -100.0%         0          1     -100.0%
   Capital Expenditures                  0         0        N/A          1         1        0.0%         1          1        0.0%
   EBITDA without Special Items         15        14        7.1%        19        22      -13.6%        34         36       -5.6%

  ENVIRONMENTAL SERVICES
   Orders                               65        71       -8.5%        64        75      -14.7%       129        146      -11.6%
   Backlog                             676       690       -2.0%       667       681       -2.1%       667        681       -2.1%
   Sales                                78        77        1.3%        71        84      -15.5%       149        161       -7.5%
   Operating Profit (Loss)              (7)       (6)     -16.7%        (3)       (5)      40.0%       (10)       (11)       9.1%
   OP (Loss) without Special Items      (7)       (6)     -16.7%        (3)       (5)      40.0%       (10)       (11)       9.1%
     OP Margin w/o Special Items      -9.0%     -7.8%       N/A       -4.2%     -6.0%       N/A       -6.7%      -6.8%       N/A
   Depreciation & Amortization           6         6        0.0%         2         5      -60.0%         8         11      -27.3%
   Capital Expenditures                  6         2      200.0%         4         4        0.0%        10          6       66.7%
   EBITDA without Special Items         (1)        0        N/A         (1)        0        N/A         (2)         0        N/A

  GOVERNMENT AND ENVIRONMENTAL
  SERVICES
   Orders                               69        77      -10.4%        73        82      -11.0%       142        159      -10.7%
   Backlog                             704       705       -0.1%       694       695       -0.1%       694        695       -0.1%
   Sales                               102       101        1.0%       101       115      -12.2%       203        216       -6.0%
   Operating Profit (Loss)               8         8        0.0%        16        16        0.0%        24         24        0.0%
   OP (Loss) without Special Items       8         8        0.0%        16        16        0.0%        24         24        0.0%
     OP Margin w/o Special Items       7.8%      7.9%       N/A       15.8%     13.9%       N/A       11.8%      11.1%       N/A
   Depreciation & Amortization           6         6        0.0%         2         6      -66.7%         8         12      -33.3%
   Capital Expenditures                  6         2      200.0%         5         5        0.0%        11          7       57.1%
   EBITDA without Special Items         14        14        0.0%        18        22      -18.2%        32         36      -11.1%



                                               WESTINGHOUSE ELECTRIC CORPORATION
                                                       SEGMENT INFORMATION
                                                    1995 AND 1994 BY QUARTER
                                                  ($ in millions)  (unaudited)

                                          Three Months Ended             Three Months Ended                Six Months Ended
                                               March 31                        June 30                         June 30
                                      1995      1994    % Change      1995       1994    % Change     1995       1994     % Change
                                      ----      ----    --------      ----       ----    --------     ----       ----     --------
  COMMUNICATIONS & INFORMATION
  SYSTEMS
   Orders                               84        81        3.7%        79        85       -7.1%       163        166       -1.8%
   Backlog                             156       118       32.2%       153       137       11.7%       153        137       11.7%
   Sales                                70        75       -6.7%        81        68       19.1%       151        143        5.6%
   Operating Profit (Loss)               2         2        0.0%        (1)       (3)      66.7%         1         (1)     200.0%
   OP (Loss) without Special Items       2         2        0.0%        (1)       (3)      66.7%         1         (1)     200.0%
     OP Margin w/o Special Items       2.9%      2.7%       N/A       -1.2%     -4.4%       N/A        0.7%      -0.7%       N/A
   Depreciation & Amortization           3         2       50.0%         2         3      -33.3%         5          5        0.0%
   Capital Expenditures                  1         0        N/A          1         2      -50.0%         2          2        0.0%
   EBITDA without Special Items          5         4       25.0%         1         0        N/A          6          4       50.0%

  OTHER BUSINESSES
   Orders                              110       140      -21.4%        94       104       -9.6%       204        244      -16.4%
   Backlog                              76       146      -47.9%        24        90      -73.3%        24         90      -73.3%
   Sales                               110       133      -17.3%       112       139      -19.4%       222        272      -18.4%
   Operating Profit (Loss)               6        (7)     185.7%         5         1      400.0%        11         (6)     283.3%
   OP (Loss) without Special Items       6        (7)     185.7%         5         1      400.0%        11         (6)     283.3%
     OP Margin w/o Special Items       5.5%     -5.3%       N/A        4.5%      0.7%       N/A        5.0%      -2.2%       N/A
   Depreciation & Amortization           3         3        0.0%         2         3      -33.3%         5          6      -16.7%
   Capital Expenditures                  1         0        N/A          0         1     -100.0%         1          1        0.0%
   EBITDA without Special Items          9        (4)     325.0%         7         4       75.0%        16          0        N/A

  CORPORATE OTHER
   Orders                               26        26        0.0%        15        15        0.0%        41         41        0.0%
   Backlog                              70        74       -5.4%        65        65        0.0%        65         65        0.0%
   Sales                                22        34      -35.3%        26        39      -33.3%        48         73      -34.2%
   Operating Profit (Loss)             (27)      (13)    -107.7%       (43)      (49)      12.2%       (70)       (62)     -12.9%
   OP (Loss) without Special Items     (27)      (13)    -107.7%       (43)      (49)      12.2%       (70)       (62)     -12.9%
     OP Margin w/o Special Items    -122.7%    -38.2%       N/A     -165.4%   -125.6%       N/A     -145.8%     -84.9%       N/A
   Depreciation & Amortization           5         8      -37.5%         5         8      -37.5%        10         16      -37.5%
   Capital Expenditures                  4         0        N/A          4         5      -20.0%         8          5       60.0%
   EBITDA without Special Items        (22)       (5)    -340.0%       (38)      (41)       7.3%       (60)       (46)     -30.4%

  INTERSEGMENT
   Orders                              (24)      (25)       4.0%       (22)      (22)       0.0%       (46)       (47)       2.1%
   Backlog                             (12)      (16)      25.0%       (10)      (16)      37.5%       (10)       (16)      37.5%
   Sales                               (24)      (23)      -4.3%       (24)      (23)      -4.3%       (48)       (46)      -4.3%

  TOTAL CONTINUING OPERATIONS
   Orders                            1,701     1,537       10.7%     1,356     1,686      -19.6%     3,057      3,223       -5.2%
   Backlog                           7,025     6,113       14.9%     6,847     6,255        9.5%     6,847      6,255        9.5%
   Sales                             1,294     1,193        8.5%     1,531     1,475        3.8%     2,825      2,668        5.9%
   Operating Profit (Loss)              27        21       28.6%        84        94      -10.6%       111        115       -3.5%
   OP (Loss) without Special Items      27        21       28.6%        90        94       -4.3%       117        115        1.7%
     OP Margin w/o Special Items       2.1%      1.8%       N/A        5.9%      6.4%       N/A        4.1%       4.3%       N/A
   Depreciation & Amortization          54        57       -5.3%        47        56      -16.1%       101        113      -10.6%
   Capital Expenditures                 29        27        7.4%        44        40       10.0%        73         67        9.0%
   EBITDA without Special Items         81        78        3.8%       137       150       -8.7%       218        228       -4.4%


                                 WESTINGHOUSE ELECTRIC CORPORATION
                                       SEGMENT INFORMATION
                                     1995 AND 1994 BY QUARTER
                                   ($ in millions)  (unaudited)

                                           Three Months Ended              Nine Months Ended
                                                Sept 30                        Sept 30
                                      1995       1994    %  Change    1995       1994     % Change
                                      ----       ----    ---------    ----       ----     --------
TOTAL BROADCASTING:
  TV AND NETWORK
   Orders                               95        82       15.9%       285        260        9.6%
   Backlog                               -         -          -          -          -          -
   Sales                                95        82       15.9%       285        260        9.6%
   Operating Profit (Loss)              26        22       18.2%        94         79       19.0%
   OP (Loss) without Special Items      26        22       18.2%        94         79       19.0%
     OP Margin w/o Special Items      27.4%     26.8%       N/A       33.0%      30.4%       N/A
   Depreciation & Amortization           4         3       33.3%         9          8       12.5%
   Capital Expenditures                  2         3      -33.3%         5          9      -44.4%
   EBITDA without Special Items         30        25       20.0%       103         87       18.4%

  RADIO
   Orders                               50        49        2.0%       160        151        6.0%
   Backlog                               -         -          -          -          -          -
   Sales                                50        49        2.0%       160        151        6.0%
   Operating Profit (Loss)              12        11        9.1%        35         32        9.4%
   OP (Loss) without Special Items      12        11        9.1%        35         32        9.4%
     OP Margin w/o Special Items      24.0%     22.4%       N/A       21.9%      21.2%       N/A
   Depreciation & Amortization           4         4        0.0%        12         12        0.0%
   Capital Expenditures                  3         3        0.0%         5          6      -16.7%
   EBITDA without Special Items         16        15        6.7%        47         44        6.8%

  OTHER BROADCASTING
   Orders                               42        37       13.5%       121        116        4.3%
   Backlog                               -         -          -          -          -          -
   Sales                                42        37       13.5%       121        116        4.3%
   Operating Profit (Loss)               5         6      -16.7%        10         16      -37.5%
   OP (Loss) without Special Items       5         6      -16.7%        10         16      -37.5%
     OP Margin w/o Special Items      11.9%     16.2%       N/A        8.3%      13.8%       N/A
   Depreciation & Amortization           2         1      100.0%         6          5       20.0%
   Capital Expenditures                  4         2      100.0%         7          8      -12.5%
   EBITDA without Special Items          7         7        0.0%        16         21      -23.8%

  TOTAL BROADCASTING
   Orders                              187       168       11.3%       566        527        7.4%
   Backlog                               -         -          -          -          -          -
   Sales                               187       168       11.3%       566        527        7.4%
   Operating Profit (Loss)              43        39       10.3%       139        127        9.4%
   OP (Loss) without Special Items      43        39       10.3%       139        127        9.4%
     OP Margin w/o Special Items      23.0%     23.2%       N/A       24.6%      24.1%       N/A
   Depreciation & Amortization          10         8       25.0%        27         25        8.0%
   Capital Expenditures                  9         8       12.5%        17         23      -26.1%
   EBITDA without Special Items         53        47       12.8%       166        152        9.2%



                                    WESTINGHOUSE ELECTRIC CORPORATION
                                           SEGMENT INFORMATION
                                         1995 AND 1994 BY QUARTER
                                       ($ in millions)  (unaudited)

                                                Three Months Ended               Nine Months Ended
                                                      Sept 30                         Sept 30
                                            1995      1994    % Change      1995       1994     % Change
                                            ----      ----    --------      ----       ----     --------
TOTAL POWER SYSTEMS:
  ENERGY SYSTEMS
   Orders                                    240       390      -38.5%       898      1,107      -18.9%
   Backlog                                 3,309     3,432       -3.6%     3,309      3,432       -3.6%
   Sales                                     306       298        2.7%       922        918        0.4%
   Operating Profit (Loss)                    13        23      -43.5%        46         71      -35.2%
   OP (Loss) without Special Items            14        23      -39.1%        53         71      -25.4%
     OP Margin w/o Special Items             4.6%      7.7%       N/A        5.7%       7.7%       N/A
   Depreciation & Amortization                14        14        0.0%        39         40       -2.5%
   Capital Expenditures                        7        10      -30.0%        20         25      -20.0%
   EBITDA without Special Items               28        37      -24.3%        92        111      -17.1%

  POWER GENERATION
   Orders                                    621       320       94.1%     1,558      1,441        8.1%
   Backlog                                 2,848     2,263       25.9%     2,848      2,263       25.9%
   Sales                                     395       451      -12.4%     1,157      1,138        1.7%
   Operating Profit (Loss)                   (23)       35     -165.7%       (67)        22     -404.5%
   OP (Loss) without Special Items             5        35      -85.7%       (39)        22     -277.3%
     OP Margin w/o Special Items             1.3%      7.8%       N/A       -3.4%       1.9%       N/A
   Depreciation & Amortization                11        10       10.0%        34         34        0.0%
   Capital Expenditures                       11        10       10.0%        29         25       16.0%
   EBITDA without Special Items               16        45      -64.4%        (5)        56     -108.9%

  OTHER POWER SYSTEMS
   Orders                                     (4)        0        N/A        (17)       (26)      34.6%
   Backlog                                  (583)     (662)      11.9%      (583)      (662)      11.9%
   Sales                                     (34)      (40)      15.0%       (99)      (108)       8.3%
   Operating Profit (Loss)                   (61)      (15)    -306.7%       (92)       (42)    -119.0%
   OP (Loss) without Special Items           (16)      (15)      -6.7%       (47)       (42)     -11.9%
     OP Margin w/o Special Items            47.1%     37.5%       N/A       47.5%      38.9%       N/A
   Depreciation & Amortization                 0         0        N/A          0          0        N/A
   Capital Expenditures                        0         0        N/A          0          0        N/A
   EBITDA without Special Items              (16)      (15)      -6.7%       (47)       (42)     -11.9%

  TOTAL POWER SYSTEMS
   Orders                                    857       710       20.7%     2,439      2,522       -3.3%
   Backlog                                 5,574     5,033       10.7%     5,574      5,033       10.7%
   Sales                                     667       709       -5.9%     1,980      1,948        1.6%
   Operating Profit (Loss)                   (71)       43     -265.1%      (113)        51     -321.6%
   OP (Loss) without Special Items             3        43      -93.0%       (33)        51     -164.7%
     OP Margin w/o Special Items             0.4%      6.1%       N/A       -1.7%       2.6%       N/A
   Depreciation & Amortization                25        24        4.2%        73         74       -1.4%
   Capital Expenditures                       18        20      -10.0%        49         50       -2.0%
   EBITDA without Special Items               28        67      -58.2%        40        125      -68.0%


                                               WESTINGHOUSE ELECTRIC CORPORATION
                                                      SEGMENT INFORMATION
                                                   1995 AND 1994 BY QUARTER
                                                 ($ in millions)  (unaudited)

                                                 Three Months Ended               Nine Months Ended
                                                      Sept 30                          Sept 30
                                             1995      1994    % Change      1995       1994     % Change
                                             ----      ----    --------      ----       ----     --------
  THERMO KING
   Orders                                     200       224      -10.7%       792        713       11.1%
   Backlog                                    232       213        8.9%       232        213        8.9%
   Sales                                      271       248        9.3%       828        660       25.5%
   Operating Profit (Loss)                     45        38       18.4%       136        102       33.3%
   OP (Loss) without Special Items             45        38       18.4%       136        102       33.3%
     OP Margin w/o Special Items             16.6%     15.3%       N/A       16.4%      15.5%       N/A
   Depreciation & Amortization                  5         4       25.0%        13         11       18.2%
   Capital Expenditures                         4         5      -20.0%        16         12       33.3%
   EBITDA without Special Items                50        42       19.0%       149        113       31.9%

GOVERNMENT AND ENVIRONMENTAL
  SERVICES:
  GOVERNMENT OPERATIONS
   Orders                                       2        21      -90.5%        15         34      -55.9%
   Backlog                                     23        29      -20.7%        23         29      -20.7%
   Sales                                       36        32       12.5%        90         87        3.4%
   Operating Profit (Loss)                     27        22       22.7%        61         57        7.0%
   OP (Loss) without Special Items             27        22       22.7%        61         57        7.0%
     OP Margin w/o Special Items             75.0%     68.8%       N/A       67.8%      65.5%       N/A
   Depreciation & Amortization                  1         1        0.0%         1          2      -50.0%
   Capital Expenditures                         0         0        N/A          1          1        0.0%
   EBITDA without Special Items                28        23       21.7%        62         59        5.1%

  ENVIRONMENTAL SERVICES
   Orders                                      72       101      -28.7%       201        247      -18.6%
   Backlog                                    663       691       -4.1%       663        691       -4.1%
   Sales                                       76        90      -15.6%       225        251      -10.4%
   Operating Profit (Loss)                    (11)        3     -466.7%       (21)        (8)    -162.5%
   OP (Loss) without Special Items            (11)        3     -466.7%       (21)        (8)    -162.5%
     OP Margin w/o Special Items            -14.5%      3.3%       N/A       -9.3%      -3.2%       N/A
   Depreciation & Amortization                  3         5      -40.0%        11         16      -31.3%
   Capital Expenditures                         5         7      -28.6%        15         13       15.4%
   EBITDA without Special Items                (8)        8     -200.0%       (10)         8     -225.0%

  GOVERNMENT AND ENVIRONMENTAL
  SERVICES
   Orders                                      74       122      -39.3%       216        281      -23.1%
   Backlog                                    686       720       -4.7%       686        720       -4.7%
   Sales                                      112       122       -8.2%       315        338       -6.8%
   Operating Profit (Loss)                     16        25      -36.0%        40         49      -18.4%
   OP (Loss) without Special Items             16        25      -36.0%        40         49      -18.4%
     OP Margin w/o Special Items             14.3%     20.5%       N/A       12.7%      14.5%       N/A
   Depreciation & Amortization                  4         6      -33.3%        12         18      -33.3%
   Capital Expenditures                         5         7      -28.6%        16         14       14.3%
   EBITDA without Special Items                20        31      -35.5%        52         67      -22.4%





                                               WESTINGHOUSE ELECTRIC CORPORATION
                                                      SEGMENT INFORMATION
                                                   1995 AND 1994 BY QUARTER
                                                 ($ in millions)  (unaudited)

                                                   Three Months Ended               Nine Months Ended
                                                         Sept 30                         Sept 30
                                               1995      1994    % Change      1995       1994     % Change
                                               ----      ----    --------      ----       ----     --------
  COMMUNICATIONS & INFORMATION
  SYSTEMS
   Orders                                        76        75        1.3%       239        241       -0.8%
   Backlog                                      149       123       21.1%       149        123       21.1%
   Sales                                         79        87       -9.2%       230        230        0.0%
   Operating Profit (Loss)                        0         1     -100.0%         1          0        N/A
   OP (Loss) without Special Items                3         1      200.0%         4          0        N/A
     OP Margin w/o Special Items                3.8%      1.1%       N/A        1.7%       0.0%       N/A
   Depreciation & Amortization                    3         3        0.0%         8          8        0.0%
   Capital Expenditures                           1         1        0.0%         3          3        0.0%
   EBITDA without Special Items                   6         4       50.0%        12          8       50.0%

  OTHER BUSINESSES
   Orders                                        54       124      -56.5%       258        368      -29.9%
   Backlog                                       12        93      -87.1%        12         93      -87.1%
   Sales                                         57       120      -52.5%       279        392      -28.8%
   Operating Profit (Loss)                       (3)        2     -250.0%         8         (4)     300.0%
   OP (Loss) without Special Items               (3)        2     -250.0%         8         (4)     300.0%
     OP Margin w/o Special Items               -5.3%      1.7%       N/A        2.9%      -1.0%       N/A
   Depreciation & Amortization                    1         3      -66.7%         6          9      -33.3%
   Capital Expenditures                           1         0        N/A          2          1      100.0%
   EBITDA without Special Items                  (2)        5     -140.0%        14          5      180.0%

  CORPORATE OTHER
   Orders                                        11        13      -15.4%        52         54       -3.7%
   Backlog                                       54        58       -6.9%        54         58       -6.9%
   Sales                                         30        39      -23.1%        78        112      -30.4%
   Operating Profit (Loss)                      (85)      (39)    -117.9%      (155)      (101)     -53.5%
   OP (Loss) without Special Items              (46)      (39)     -17.9%      (116)      (101)     -14.9%
     OP Margin w/o Special Items             -153.3%   -100.0%       N/A     -148.7%     -90.2%       N/A
   Depreciation & Amortization                    7         3      133.3%        17         19      -10.5%
   Capital Expenditures                           5         8      -37.5%        13         13        0.0%
   EBITDA without Special Items                 (39)      (36)      -8.3%       (99)       (82)     -20.7%

  INTERSEGMENT
   Orders                                       (19)      (20)       5.0%       (65)       (67)       3.0%
   Backlog                                       (9)      (15)      40.0%        (9)       (15)      40.0%
   Sales                                        (25)      (24)      -4.2%       (73)       (70)      -4.3%

  TOTAL CONTINUING OPERATIONS
   Orders                                     1,440     1,416        1.7%     4,497      4,639       -3.1%
   Backlog                                    6,698     6,225        7.6%     6,698      6,225        7.6%
   Sales                                      1,378     1,469       -6.2%     4,203      4,137        1.6%
   Operating Profit (Loss)                      (55)      109     -150.5%        56        224      -75.0%
   OP (Loss) without Special Items               61       109      -44.0%       178        224      -20.5%
     OP Margin w/o Special Items                4.4%      7.4%       N/A        4.2%       5.4%       N/A
   Depreciation & Amortization                   55        51        7.8%       156        164       -4.9%
   Capital Expenditures                          43        49      -12.2%       116        116        0.0%
   EBITDA without Special Items                 116       160      -27.5%       334        388      -13.9%



                                             WESTINGHOUSE ELECTRIC CORPORATION
                                                    SEGMENT INFORMATION
                                                 1995 AND 1994 BY QUARTER
                                                (in millions)  (unaudited)

                                                         Three Months Ended                     Twelve Months Ended
                                                               Dec 31                                  Dec 31
                                                     1995       1994     % Change             1995      1994      % Change
                                                     ----       ----     --------             ----      ----      --------
TOTAL BROADCASTING:
 TV AND NETWORK
 Orders                                               406       119        241.2%              691       379         82.3%
 Backlog                                                -         -            -                 -         -            -
 Sales                                                406       119        241.2%              691       379         82.3%
 Operating Profit (Loss)                               67        51         31.4%              161       130         23.8%
 OP (Loss) without Special Items                       67        51         31.4%              161       130         23.8%
   OP Margin w/o Special Items                       16.5%     42.9%         N/A              23.3%     34.3%         N/A
 Depreciation & Amortization                           14         1       1300.0%               23         9        155.6%
 Capital Expenditures                                   6         3        100.0%               11        12         -8.3%
 EBITDA without Special Items                          81        52         55.8%              184       139         32.4%

RADIO
 Orders                                                91        57         59.6%              251       208         20.7%
 Backlog                                                -         -            -                 -         -            -
 Sales                                                 91        57         59.6%              251       208         20.7%
 Operating Profit (Loss)                               20        15         33.3%               55        47         17.0%
 OP (Loss) without Special Items                       20        15         33.3%               55        47         17.0%
   OP Margin w/o Special Items                       22.0%     26.3%         N/A              21.9%     22.6%         N/A
 Depreciation & Amortization                            4         4          0.0%               16        16          0.0%
 Capital Expenditures                                   4         2        100.0%                9         8         12.5%
 EBITDA without Special Items                          24        19         26.3%               71        63         12.7%

OTHER BROADCASTING
 Orders                                                45        39         15.4%              166       155          7.1%
 Backlog                                                -         -            -                 -         -            -
 Sales                                                 45        39         15.4%              166       155          7.1%
 Operating Profit (Loss)                              (14)        4       -450.0%               (4)       20       -120.0%
 OP (Loss) without Special Items                      (14)        2       -800.0%               (4)       18       -122.2%
   OP Margin w/o Special Items                      -31.1%      5.1%         N/A              -2.4%     11.6%         N/A
 Depreciation & Amortization                           12         1       1100.0%               18         6        200.0%
 Capital Expenditures                                   5         7        -28.6%               12        15        -20.0%
 EBITDA without Special Items                          (2)        3       -166.7%               14        24        -41.7%

TOTAL BROADCASTING
 Orders                                               542       215        152.1%            1,108       742         49.3%
 Backlog                                                -         -            -                 -         -            -
 Sales                                                542       215        152.1%            1,108       742         49.3%
 Operating Profit (Loss)                               73        70          4.3%              212       197          7.6%
 OP (Loss) without Special Items                       73        68          7.4%              212       195          8.7%
   OP Margin w/o Special Items                       13.5%     31.6%         N/A              19.1%     26.3%         N/A
 Depreciation & Amortization                           30         6        400.0%               57        31         83.9%
 Capital Expenditures                                  15        12         25.0%               32        35         -8.6%
 EBITDA without Special Items                         103        74         39.2%              269       226         19.0%

                                              WESTINGHOUSE ELECTRIC CORPORATION
                                                     SEGMENT INFORMATION
                                                   1995 AND 1994 BY QUARTER
                                                  (in millions)  (unaudited)


                                                        Three Months Ended                        Twelve Months Ended
                                                              Dec 31                                     Dec 31
                                                     1995      1994      % Change             1995      1994       % Change
                                                     ----      ----      --------             ----      ----       --------
TOTAL POWER SYSTEMS:
 ENERGY SYSTEMS
 Orders                                               333       252         32.1%            1,231     1,359          -9.4%
 Backlog                                            3,203     3,259         -1.7%            3,203     3,259          -1.7%
 Sales                                                447       446          0.2%            1,369     1,364           0.4%
 Operating Profit (Loss)                               68        43         58.1%              114       114           0.0%
 OP (Loss) without Special Items                       77        69         11.6%              130       140          -7.1%
   OP Margin w/o Special Items                       17.2%     15.5%         N/A               9.5%     10.3%          N/A
 Depreciation & Amortization                           10         9         11.1%               49        49           0.0%
 Capital Expenditures                                  17        14         21.4%               37        39          -5.1%
 EBITDA without Special Items                          87        78         11.5%              179       189          -5.3%

POWER GENERATION
 Orders                                               842     1,083        -22.3%            2,400     2,524          -4.9%
 Backlog                                            3,106     2,683         15.8%            3,106     2,683          15.8%
 Sales                                                612       577          6.1%            1,769     1,715           3.1%
 Operating Profit (Loss)                               51       108        -52.8%              (16)      130        -112.3%
 OP (Loss) without Special Items                       51       103        -50.5%               12       125         -90.4%
   OP Margin w/o Special Items                        8.3%     17.9%         N/A               0.7%      7.3%          N/A
 Depreciation & Amortization                           10        12        -16.7%               44        46          -4.3%
 Capital Expenditures                                  35        23         52.2%               64        48          33.3%
 EBITDA without Special Items                          61       115        -47.0%               56       171         -67.3%

OTHER POWER SYSTEMS
 Orders                                               (62)       (7)      -785.7%              (79)      (33)       -139.4%
 Backlog                                             (610)     (636)         4.1%             (610)     (636)          4.1%
 Sales                                                (39)      (41)         4.9%             (138)     (149)          7.4%
 Operating Profit (Loss)                             (213)      (37)      -475.7%             (305)      (79)       -286.1%
 OP (Loss) without Special Items                      (22)      (37)        40.5%              (69)      (79)         12.7%
   OP Margin w/o Special Items                       56.4%     90.2%         N/A              50.0%     53.0%          N/A
 Depreciation & Amortization                            0         0          N/A                 0         0           N/A
 Capital Expenditures                                   0         0          N/A                 0         0           N/A
 EBITDA without Special Items                         (22)      (37)        40.5%              (69)      (79)         12.7%

TOTAL POWER SYSTEMS
 Orders                                             1,113     1,328        -16.2%            3,552     3,850          -7.7%
 Backlog                                            5,699     5,306          7.4%            5,699     5,306           7.4%
 Sales                                              1,020       982          3.9%            3,000     2,930           2.4%
 Operating Profit (Loss)                              (94)      114       -182.5%             (207)      165        -225.5%
 OP (Loss) without Special Items                      106       135        -21.5%               73       186         -60.8%
   OP Margin w/o Special Items                       10.4%     13.7%         N/A               2.4%      6.3%          N/A
 Depreciation & Amortization                           20        21         -4.8%               93        95          -2.1%
 Capital Expenditures                                  52        37         40.5%              101        87          16.1%
 EBITDA without Special Items                         126       156        -19.2%              166       281         -40.9%

                                              WESTINGHOUSE ELECTRIC CORPORATION
                                                     SEGMENT INFORMATION
                                                   1995 AND 1994 BY QUARTER
                                                  (in millions)  (unaudited)

                                                            Three Months Ended                    Twelve Months Ended
                                                                  Dec 31                                Dec 31
                                                     1995      1994      % Change             1995      1994       % Change
                                                     ----      ----      --------             ----      ----       --------
THERMO KING
 Orders                                               223       282        -20.9%            1,015       995           2.0%
 Backlog                                              174       280        -37.9%              174       280         -37.9%
 Sales                                                237       217          9.2%            1,065       877          21.4%
 Operating Profit (Loss)                               40        33         21.2%              176       135          30.4%
 OP (Loss) without Special Items                       40        33         21.2%              176       135          30.4%
   OP Margin w/o Special Items                       16.9%     15.2%         N/A              16.5%     15.4%          N/A
 Depreciation & Amortization                            2         2          0.0%               15        13          15.4%
 Capital Expenditures                                   7         7          0.0%               23        19          21.1%
 EBITDA without Special Items                          42        35         20.0%              191       148          29.1%

GOVERNMENT AND ENVIRONMENTAL
 SERVICES:
 GOVERNMENT OPERATIONS
 Orders                                                 0         7       -100.0%               15        41         -63.4%
 Backlog                                                6        30        -80.0%                6        30         -80.0%
 Sales                                                 54        29         86.2%              144       116          24.1%
 Operating Profit (Loss)                               25        19         31.6%               86        76          13.2%
 OP (Loss) without Special Items                       25        19         31.6%               86        76          13.2%
   OP Margin w/o Special Items                       46.3%     65.5%         N/A              59.7%     65.5%          N/A
 Depreciation & Amortization                            0         0          N/A                 1         2         -50.0%
 Capital Expenditures                                   1         1          0.0%                2         2           0.0%
 EBITDA without Special Items                          25        19         31.6%               87        78          11.5%

ENVIRONMENTAL SERVICES
 Orders                                                83        95        -12.6%              284       342         -17.0%
 Backlog                                              669       689         -2.9%              669       689          -2.9%
 Sales                                                 77        90        -14.4%              302       341         -11.4%
 Operating Profit (Loss)                              (41)      (10)      -310.0%              (62)      (18)       -244.4%
 OP (Loss) without Special Items                      (41)       (6)      -583.3%              (62)      (14)       -342.9%
   OP Margin w/o Special Items                      -53.2%     -6.7%         N/A             -20.5%     -4.1%          N/A
 Depreciation & Amortization                            5         7        -28.6%               16        23         -30.4%
 Capital Expenditures                                  18         8        125.0%               33        21          57.1%
 EBITDA without Special Items                         (36)        1      -3700.0%              (46)        9        -611.1%

GOVERNMENT AND ENVIRONMENTAL
SERVICES
 Orders                                                83       102        -18.6%              299       383         -21.9%
 Backlog                                              675       719         -6.1%              675       719          -6.1%
 Sales                                                131       119         10.1%              446       457          -2.4%
 Operating Profit (Loss)                              (16)        9       -277.8%               24        58         -58.6%
 OP (Loss) without Special Items                      (16)       13       -223.1%               24        62         -61.3%
   OP Margin w/o Special Items                      -12.2%     10.9%         N/A               5.4%     13.6%          N/A
 Depreciation & Amortization                            5         7        -28.6%               17        25         -32.0%
 Capital Expenditures                                  19         9        111.1%               35        23          52.2%
 EBITDA without Special Items                         (11)       20       -155.0%               41        87         -52.9%

                                              WESTINGHOUSE ELECTRIC CORPORATION
                                                     SEGMENT INFORMATION
                                                   1995 AND 1994 BY QUARTER
                                                  (in millions)  (unaudited)

                                                            Three Months Ended                    Twelve Months Ended
                                                                  Dec 31                                 Dec 31
                                                     1995      1994      % Change             1995      1994       % Change
                                                     ----      ----      --------             ----      ----       --------
COMMUNICATIONS & INFORMATION
SYSTEMS
 Orders                                                84       108        -22.2%              323       349          -7.4%
 Backlog                                               97       154        -37.0%               97       154         -37.0%
 Sales                                                131        82         59.8%              361       312          15.7%
 Operating Profit (Loss)                               (2)        7       -128.6%               (1)        7        -114.3%
 OP (Loss) without Special Items                       (2)        7       -128.6%                2         7         -71.4%
   OP Margin w/o Special Items                       -1.5%      8.5%         N/A               0.6%      2.2%          N/A
 Depreciation & Amortization                            3         2         50.0%               11        10          10.0%
 Capital Expenditures                                   2         2          0.0%                5         5           0.0%
 EBITDA without Special Items                           1         9        -88.9%               13        17         -23.5%

OTHER BUSINESSES
 Orders                                                24       120        -80.0%              282       488         -42.2%
 Backlog                                                9        74        -87.8%                9        74         -87.8%
 Sales                                                 26       132        -80.3%              305       524         -41.8%
 Operating Profit (Loss)                                1         6        -83.3%                9         2         350.0%
 OP (Loss) without Special Items                        1         6        -83.3%                9         2         350.0%
   OP Margin w/o Special Items                        3.8%      4.5%         N/A               3.0%      0.4%          N/A
 Depreciation & Amortization                            0         2       -100.0%                6        11         -45.5%
 Capital Expenditures                                   0         1       -100.0%                2         2           0.0%
 EBITDA without Special Items                           1         8        -87.5%               15        13          15.4%

CORPORATE OTHER
 Orders                                                13        36        -63.9%               65        90         -27.8%
 Backlog                                               38        66        -42.4%               38        66         -42.4%
 Sales                                                 12        41        -70.7%               90       153         -41.2%
 Operating Profit (Loss)                              (14)      (58)        75.9%             (169)     (159)         -6.3%
 OP (Loss) without Special Items                      (14)      (58)        75.9%             (130)     (159)         18.2%
   OP Margin w/o Special Items                     -116.7%   -141.5%         N/A            -144.4%   -103.9%          N/A
 Depreciation & Amortization                            2        10        -80.0%               19        29         -34.5%
 Capital Expenditures                                   5         7        -28.6%               18        20         -10.0%
 EBITDA without Special Items                         (12)      (48)        75.0%             (111)     (130)         14.6%

INTERSEGMENT
 Orders                                               (20)      (24)        16.7%              (85)      (91)          6.6%
 Backlog                                               (6)      (13)        53.8%               (6)      (13)         53.8%
 Sales                                                 (6)      (36)        83.3%              (79)     (106)         25.5%

TOTAL CONTINUING OPERATIONS
 Orders                                             2,062     2,167         -4.8%            6,559     6,806          -3.6%
 Backlog                                            6,686     6,586          1.5%            6,686     6,586           1.5%
 Sales                                              2,093     1,752         19.5%            6,296     5,889           6.9%
 Operating Profit (Loss)                              (12)      181       -106.6%               44       405         -89.1%
 OP (Loss) without Special Items                      188       204         -7.8%              366       428         -14.5%
   OP Margin w/o Special Items                        9.0%     11.6%         N/A               5.8%      7.3%          N/A
 Depreciation & Amortization                           62        50         24.0%              218       214           1.9%
 Capital Expenditures                                 100        75         33.3%              216       191          13.1%
 EBITDA without Special Items                         250       254         -1.6%              584       642          -9.0%


                                   WESTINGHOUSE ELECTRIC CORPORATION
                                          SEGMENT INFORMATION
                                    TOTAL YEAR 1993, 1992, AND 1991
                                      ($ in millions) (unaudited)

                                                      Twelve Months Ended
                                                             Dec 31
                                          1993             1992             1991
                                          ----             ----             ----
TOTAL BROADCASTING:
 TV AND NETWORK
 Orders                                     335              354              355
 Backlog                                      -                -                -
 Sales                                      335              354              355
 Operating Profit (Loss)                     92               99               80
 OP (Loss) without Special Items             92               99               80
   OP Margin w/o Special Items            27.5%            28.0%            22.5%
 Depreciation & Amortization                  9                9                9
 Capital Expenditures                        12               10               13
 EBITDA without Special Items               101              108               89

RADIO
 Orders                                     215              208              211
 Backlog                                      -                -                -
 Sales                                      215              208              211
 Operating Profit (Loss)                     44               34               36
 OP (Loss) without Special Items             44               34               36
   OP Margin w/o Special Items            20.5%            16.3%            17.1%
 Depreciation & Amortization                 15               15               14
 Capital Expenditures                         3                3                5
 EBITDA without Special Items                59               49               50

OTHER BROADCASTING
 Orders                                     155              157              141
 Backlog                                      -                -                -
 Sales                                      155              157              141
 Operating Profit (Loss)                      3               28               22
 OP (Loss) without Special Items             15               28               30
   OP Margin w/o Special Items             9.7%            17.8%            21.3%
 Depreciation & Amortization                  8                6                6
 Capital Expenditures                         7                7               10
 EBITDA without Special Items                23               34               36

TOTAL BROADCASTING
 Orders                                     705              719              707
 Backlog                                      -                -                -
 Sales                                      705              719              707
 Operating Profit (Loss)                    139              161              138
 OP (Loss) without Special Items            151              161              146
   OP Margin w/o Special Items            21.4%            22.4%            20.7%
 Depreciation & Amortization                 32               30               29
 Capital Expenditures                        22               20               28
 EBITDA without Special Items               183              191              175

                                       WESTINGHOUSE ELECTRIC CORPORATION
                                               SEGMENT INFORMATION
                                        TOTAL YEAR 1993, 1992, AND 1991
                                          ($ in millions) (unaudited)

                                                      Twelve Months Ended
                                                             Dec 31

                                              1993            1992              1991
                                              ----            ----              ----
TOTAL POWER SYSTEMS:
 ENERGY SYSTEMS
 Orders                                       1,500           1,152             1,338
 Backlog                                      3,267           3,151             3,325
 Sales                                        1,420           1,389             1,358
 Operating Profit (Loss)                        164             186               171
 OP (Loss) without Special Items                209             186               186
   OP Margin w/o Special Items                14.7%           13.4%             13.7%
 Depreciation & Amortization                     50              51                52
 Capital Expenditures                            42              37                47
 EBITDA without Special Items                   259             237               238

POWER GENERATION
 Orders                                       2,239           2,027             1,978
 Backlog                                      2,342           2,103             1,955
 Sales                                        1,786           1,856             1,718
 Operating Profit (Loss)                         (2)            134               118
 OP (Loss) without Special Items                124             134               131
   OP Margin w/o Special Items                 6.9%            7.2%              7.6%
 Depreciation & Amortization                     46              44                39
 Capital Expenditures                            38              40                62
 EBITDA without Special Items                   170             178               170

OTHER POWER SYSTEMS
 Orders                                         (33)            (28)              (73)
 Backlog                                       (694)           (717)             (764)
 Sales                                         (123)            (91)             (111)
 Operating Profit (Loss)                       (201)            (51)              (36)
 OP (Loss) without Special Items                (76)            (51)              (36)
   OP Margin w/o Special Items                 61.8%           56.0%             32.4%
 Depreciation & Amortization                      0               0                 0
 Capital Expenditures                             0               0                 0
 EBITDA without Special Items                   (76)            (51)              (36)

TOTAL POWER SYSTEMS
 Orders                                       3,706           3,151             3,243
 Backlog                                      4,915           4,537             4,516
 Sales                                        3,083           3,154             2,965
 Operating Profit (Loss)                        (39)            269               253
 OP (Loss) without Special Items                257             269               281
   OP Margin w/o Special Items                 8.3%            8.5%              9.5%
 Depreciation & Amortization                     96              95                91
 Capital Expenditures                            80              77               109
 EBITDA without Special Items                   353             364               372

                                         WESTINGHOUSE ELECTRIC CORPORATION
                                                SEGMENT INFORMATION
                                          TOTAL YEAR 1993, 1992, AND 1991
                                            ($ in millions) (unaudited)

                                                      Twelve Months Ended
                                                             Dec 31
                                              1993            1992             1991
                                              ----            ----             ----
THERMO KING
 Orders                                         766             699               675
 Backlog                                        159             130               140
 Sales                                          719             705               617
 Operating Profit (Loss)                        113             106                89
 OP (Loss) without Special Items                113             106                90
   OP Margin w/o Special Items                15.7%           15.0%             14.6%
 Depreciation & Amortization                     12              12                11
 Capital Expenditures                            15              10                 9
 EBITDA without Special Items                   125             118               101

GOVERNMENT AND ENVIRONMENTAL
 SERVICES:
 GOVERNMENT OPERATIONS
 Orders                                          30              20                20
 Backlog                                         16               9                 9
 Sales                                          104             107                96
 Operating Profit (Loss)                         71              79                68
 OP (Loss) without Special Items                 71              79                68
   OP Margin w/o Special Items                68.3%           73.8%             70.8%
 Depreciation & Amortization                      1               1                 1
 Capital Expenditures                             2               1                 1
 EBITDA without Special Items                    72              80                69

ENVIRONMENTAL SERVICES
 Orders                                         328             297               718
 Backlog                                        697             685             1,011
 Sales                                          313             336               318
 Operating Profit (Loss)                        (43)              9               (65)
 OP (Loss) without Special Items                (11)              9               (56)
   OP Margin w/o Special Items                -3.5%            2.7%            -17.6%
 Depreciation & Amortization                     19              14                14
 Capital Expenditures                            31              26                47
 EBITDA without Special Items                     8              23               (42)

GOVERNMENT AND ENVIRONMENTAL
SERVICES
 Orders                                         358             317               738
 Backlog                                        713             694             1,020
 Sales                                          417             443               414
 Operating Profit (Loss)                         28              88                 3
 OP (Loss) without Special Items                 60              88                12
   OP Margin w/o Special Items                14.4%           19.9%              2.9%
 Depreciation & Amortization                     20              15                15
 Capital Expenditures                            33              27                48
 EBITDA without Special Items                    80             103                27


                                        WESTINGHOUSE ELECTRIC CORPORATION
                                               SEGMENT INFORMATION
                                         TOTAL YEAR 1993, 1992, AND 1991
                                           ($ in millions) (unaudited)

                                                     Twelve Months Ended
                                                            Dec 31
                                              1993           1992               1991
                                              ----           ----               ----
COMMUNICATIONS & INFORMATION
SYSTEMS
 Orders                                         311             127               210
 Backlog                                        116              25               153
 Sales                                          279             165               310
 Operating Profit (Loss)                         (3)              4                 7
 OP (Loss) without Special Items                  8               4                 8
   OP Margin w/o Special Items                 2.9%            2.4%              2.6%
 Depreciation & Amortization                     11              10                12
 Capital Expenditures                             3               5                 3
 EBITDA without Special Items                    19              14                20

OTHER BUSINESSES
 Orders                                         566             631               670
 Backlog                                        148             148               132
 Sales                                          533             611               649
 Operating Profit (Loss)                        (38)              0                18
 OP (Loss) without Special Items                (33)              0                28
   OP Margin w/o Special Items                -6.2%            0.0%              4.3%
 Depreciation & Amortization                     14              12                11
 Capital Expenditures                            12               9                15
 EBITDA without Special Items                   (19)             12                39

CORPORATE OTHER
 Orders                                         103              96                85
 Backlog                                         72              55                37
 Sales                                          155             138               157
 Operating Profit (Loss)                       (234)           (147)             (133)
 OP (Loss) without Special Items               (136)           (147)             (117)
   OP Margin w/o Special Items               -87.7%         -106.5%            -74.5%
 Depreciation & Amortization                     27              25                31
 Capital Expenditures                            16              20                25
 EBITDA without Special Items                  (109)           (122)              (86)

INTERSEGMENT
 Orders                                        (104)           (122)             (115)
 Backlog                                        (12)             (8)               (5)
 Sales                                         (112)           (135)             (138)

TOTAL CONTINUING OPERATIONS
 Orders                                       6,411           5,618             6,213
 Backlog                                      6,111           5,581             5,993
 Sales                                        5,779           5,800             5,681
 Operating Profit (Loss)                        (34)            481               375
 OP (Loss) without Special Items                420             481               448
   OP Margin w/o Special Items                 7.3%            8.3%              7.9%
 Depreciation & Amortization                    212             199               200
 Capital Expenditures                           181             168               237
 EBITDA without Special Items                   632             680               648
